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                                                                    Exhibit 99.2

                  Informational Addendum to Report on Form 10-K
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Not Filed Pursuant to the Securities Exchange Act of 1934

The undersigned Chief Financial Officer of OYO Geospace Corporation do hereby certify as follows:

          Solely for the purpose of meeting the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned hereby certify that this Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of OYO Geospace Corporation.

                                             /s/ Thomas T. McEntire
                                 -----------------------------------------------
                                 Name: Thomas T. McEntire
                                 Title: Chief Financial Officer

                                 May 12, 2003